UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2021

TELIGENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

105 Lincoln Avenue

Buena, New Jersey 08310

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (856) 697-1441

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TLGT	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 15, 2021, William S. Marth was appointed to the board of directors (the “Board”) of Teligent, Inc. (the “Company”). In connection with his appointment to the Board, Mr. Marth was appointed as a member of the Board’s Nominating and Corporate Governance Committee and Organization and Compensation Committee.

There are no arrangements or understandings between Mr. Marth and any other persons pursuant to which Mr. Marth was selected as a member of the Board, and there are no transactions between Mr. Marth and the Company that would be reportable under Item 404(a) of Regulation S-K.

Mr. Marth will receive compensation for his service as a member of the Board in accordance with the Company’s non-executive director compensation policy, which is described under the caption “Executive Officer and Director Compensation” in the Proxy Statement for the 2020 Annual Meeting of Stockholders of the Company as filed with the Securities and Exchange Commission on June 10, 2020, and will be reimbursed for reasonable expenses incurred in connection with his service on the Board. In addition, the Company will enter into its standard form of director and officer indemnification agreement with Mr. Marth.

Item 8.01	Other Events

On February 16, 2021, the Company issued a press release in connection with the appointment of Mr. Marth to the Board, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated February 16, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIGENT, INC.

Date: February 16, 2021	By:	/s/ Philip K. Yachmetz
Name: Philip K. Yachmetz
Title: Chief Legal Officer and Corporate Secretary